Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robert L. Bailey hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. (“PMC”), that, to my knowledge, this Quarterly Report of PMC on Form 10-Q for the period ended March 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMC.

Date: May 8, 2008	By:	/s/ Robert L. Bailey
Robert L. Bailey
President and Chief Executive Officer